Exhibit 10.1

3,833,108 Shares

Warrants to Purchase 1,916,554 Shares

DELCATH SYSTEMS, INC.

Common Stock

PLACEMENT AGENCY AGREEMENT

September 18, 2007

Canaccord Adams Inc.
535 Madison Avenue
New York, New York 10022

ThinkEquity Partners LLC
600 Montgomery Street
8th Floor
San Francisco, California 94111

Ladies and Gentlemen:

          Delcath Systems, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this Placement Agency Agreement (this “Agreement”) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the investors identified therein (each, an “Investor” and collectively, the “Investors”), to issue and sell up to an aggregate of 3,833,108 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Each Investor shall also receive a warrant, in the form of Exhibit B attached hereto, to purchase up to a number of shares of the Company’s Common Stock (the “Warrant Shares”) equal to fifty percent (50%) of the number of Shares purchased by such Investor, at an exercise price equal to $4.53 per share, exercisable beginning six months after the issuance thereof and on or prior to the fifth anniversary of the issuance thereof (the “Warrants” and together with the Shares, the “Securities”). The Company hereby confirms its agreement with Canaccord Adams Inc. (“Canaccord”) and ThinkEquity Partners LLC (“ThinkEquity,” and together with Canaccord, the “Placement Agents”) as set forth below. Canaccord is acting as the lead placement agent (the “Lead Placement Agent”). The Securities are more fully described in the Prospectus (as defined below).

          1. Agreement to Act as Placement Agents; Delivery and Payment. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

                    (a) The Company hereby engages the Placement Agents, as agents of the Company, to, on commercially reasonable efforts basis, solicit offers to purchase Securities from the Company on the terms and subject to the conditions set forth in the Prospectus (as defined below). Each Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Investor whose offer to purchase the Securities was solicited by such Placement

Agent and accepted by the Company, but the Placement Agents shall not, except as otherwise provided in this Agreement, have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will any Placement Agent or any of their affiliates be obligated to underwrite or purchase any of the Securities for their own account or otherwise provide any financing. Each Placement Agent shall act solely as the Company’s agent and not as principal. Neither Placement Agent shall have any authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Notwithstanding the foregoing, it is understood and agreed that each Placement Agent (or its affiliates) may, solely in its discretion and without any obligation to do so, purchase Securities as principal.

                    (b) As compensation for services rendered by the Placement Agents hereunder, on the Closing Date (as defined below), the Company shall pay or cause to be paid to the Placement Agents by wire transfer of immediately available funds to an account or accounts designated by the Lead Placement Agent, an aggregate amount equal to six percent (6.0%) of the gross proceeds received by the Company from its sale of the Securities on such Closing Date (the “Agency Fee”), with seventy percent (70%) of the Agency Fee payable to Canaccord and thirty percent (30%) of the Agency Fee payable to ThinkEquity. Such gross purchase price does not include any consideration that may be paid to the Company in the future upon exercise of the Warrants. Each Placement Agent agrees that the foregoing compensation, together with any expense reimbursement payable hereunder, constitutes all of the cash compensation that such Placement Agent shall be entitled to receive in connection with the Offering contemplated hereby.

                    (c) The Securities are being sold to the Investors at a price of $3.70 per unit (the “Purchase Price”) as set forth on the cover page of the Prospectus (as defined below). The purchases of Securities by the Investors shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto in the form attached hereto as Exhibit A.

                    (d) Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Lead Placement Agent, solicit or accept offers to purchase Securities of the Company (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agents in accordance herewith.

                    (e) No Securities which the Company has agreed to sell pursuant to this Agreement and the Subscription Agreements shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Investor purchasing such Securities against payment therefor by such Investor. If the Company shall default in its obligations to deliver Securities to an Investor whose offer it has accepted, the Company shall indemnify and hold each Placement Agent harmless against any loss, claim, damage or liability directly or indirectly arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 6(c) hereof.

                    (f) Payment of the purchase price for, and delivery of the Securities shall be made at a closing (the “Closing”) at the offices of Gersten Savage LLP, counsel for the Company, located at 600 Lexington Avenue, New York, New York, at 10:00 a.m., local time, on September 21, 2007 or at such other time and date as the Lead Placement Agent and the Company determine pursuant to Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(such date of payment and delivery being herein referred to as the “Closing Date”). Unless otherwise specified in the applicable Subscription Agreement, the Shares will be settled through the facilities of The Depository Trust Company’s DWAC system and the Warrants will be issued in registered physical form. Concurrently with the execution and delivery of this Agreement, the Company, the Placement Agents and JPMorgan Chase Bank, N.A., as escrow agent (the “Escrow Agent”), shall enter into an escrow agreement (the “Escrow Agreement”), pursuant to which an escrow account (the “Escrow Account”) will be established for the benefit of the Company and the Investors. Subject to the terms hereof and of the Escrow Agreement, payment of the purchase price for the Securities shall be made to the Company in the manner set forth below by Federal Funds wire transfer, against delivery of the Securities to such persons and shall be registered in the name or names and shall be in such denominations as the Placement Agents may request at least one business day before the Closing Date. Payment of the purchase price for the Securities to be purchased by Investors shall be made by such Investors directly to the Escrow Agent and the Escrow Agent agrees to hold such purchase price in escrow in accordance herewith. Prior to the Closing, each such Investor shall deposit into the Escrow Account an amount (the “Purchase Amount”) equal to the product of (x) the number of Securities such Investor has agreed to purchase and (y) the Purchase Price. The aggregate of all such Purchase Amounts is herein referred to as the “Escrow Funds.” Subject to the terms and conditions hereof and of the Subscription Agreements and the Escrow Agreement, the Escrow Agent shall, on the Closing Date, deliver to the Company, by Federal Funds wire transfer, the Escrow Funds so held by such person in escrow, reduced by an amount equal to the sum of the aggregate Agency Fee payable to each Placement Agent and each Placement Agent’s bona fide estimate of the amount, if any, of expenses for which such Placement Agent is entitled to reimbursement pursuant hereto. Each of the Company and the each Placement Agent hereby agree to deliver to the Escrow Agent a Closing Notice in the form attached as Exhibit C to the Escrow Agreement at least one day prior to the Closing Date. At least one day prior to the Closing Date, each Placement Agent shall submit to the Company its bona fide estimate of the amount, if any, of expenses for which such Placement Agent is entitled to reimbursement pursuant hereto. As soon as reasonably practicable after the Closing Date, each Placement Agent shall submit to the Company its expense reimbursement invoice and the Company or such Placement Agent, as applicable, shall make any necessary reconciling payment(s) within thirty days of receipt of such invoices.

          2. Representations and Warranties of the Company. The Company represents and warrants to each Placement Agent as of the date hereof, and as of the Closing Date and agrees with each Placement Agent, as follows:

                    (a) Filing of Registration Statement. The Company has prepared and filed, in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”), a registration statement, including a prospectus, on Form S-3 (File No. 333-143280), which became effective as of June 7, 2007, relating to the Securities and the offering thereof (the “Offering”) from time to time in accordance with Rule 415(a)(1)(x) of the Rules and Regulations, and such amendments thereof as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the aforementioned registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to each Placement Agent (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (ii) any information in the corresponding Base Prospectus (as defined below) or a prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed pursuant to Rule 430A (“Rule 430A”), 430B (“Rule 430B”) or 430C (“Rule 430C”) under the

Securities Act to be a part thereof at the Effective Time. If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules and Regulations (the “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall also be deemed to include such Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus (as defined below), the Prospectus (as defined in below) or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Exchange Act and which is deemed to be incorporated therein by reference therein or otherwise deemed to be a part thereof.

                    (b) Effectiveness of Registration Statement; Certain Defined Terms. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3 under the Securities Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information. No stop order preventing or suspending use of the Registration Statement, any Preliminary Prospectus or the Prospectus or the effectiveness of the Registration Statement has been issued by the Commission, and no proceedings for such purpose pursuant to Section 8A of the Securities Act against the Company or related to the Offering have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission, and any request received by the Company on the part of the Commission for additional information has been complied with. As used in this Agreement:

(1) “Base Prospectus” means the prospectus included in the Registration Statement at the Effective Time.

          (2) “Disclosure Package” means (i) the Statutory Prospectus, (ii) each Issuer Free Writing Prospectus, if any, filed or used by the Company on or before the Effective Time and listed on Schedule I hereto (other than a roadshow that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations) and (iii) the pricing and other information as set forth on Exhibit G hereto, all considered together.

          (3) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

          (4) “Preliminary Prospectus” means any preliminary prospectus supplement, subject to completion, relating to the Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act for use in connection with the offering and sale of the Securities, together with the Base Prospectus attached to or used with such preliminary prospectus supplement.

(5) “Prospectus” means the final prospectus supplement, relating to the Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act), in the form furnished by the Company to the Placement Agents, for use in connection with the offering and sale of the Securities that discloses the public offering price and other final terms of the Securities, together with the Base Prospectus attached to or used with such final prospectus supplement.

          (6) “Statutory Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented immediately prior to the Time of Sale, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

(7) “Time of Sale” means 8:30 a.m., New York City time, on the date of this Agreement.

                    (c) Contents of Registration Statement. The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the Time of Sale and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities (the “Prospectus Delivery Period”), will comply, in all material respects, with the requirements of the Securities Act and the Rules and Regulations; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, provided, that the Company makes no representation or warranty in this paragraph with respect to statements in or omissions from the Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by each Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 7 hereof).

                    (d) Contents of Prospectus. The Prospectus will comply, as of the date that it is filed with the Commission, the date of its delivery to Investors and at all times during the Prospectus Delivery Period, in all material respects, with the requirements of the Securities Act; at no time during the period that begins on the date the Prospectus is filed with the Commission and ends at the end of the Prospectus Delivery Period will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, that the Company makes no representation or warranty with respect to statements in or omissions from the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by each Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information.

                    (e) Incorporated Documents. Each of the documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act, were filed on a timely basis with the Commission and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (f) Disclosure Package. The Disclosure Package, as of the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranty in this paragraph with respect to statements in or omissions from the Disclosure Package in reliance upon, and in conformity with, written information furnished to the Company by each Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information.

                    (g) Distributed Materials; Conflict with Registration Statement. Other than the Base Prospectus, any Preliminary Prospectus and the Prospectus, the Company has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule I hereto and other written communications approved in advance by the Lead Placement Agent.

                    (h) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, if any, conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied or will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. Each Issuer Free Writing Prospectus, if any, when considered together with the Disclosure Package, as of its issue date and at all subsequent times through the completion of the Prospectus Delivery Period did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or includes an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading; provided, that the Company makes no representation or warranty with respect to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by each Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information.

                    (i) Not an Ineligible Issuer. (1) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 (“Rule 405”) under the Securities Act.

                    (j) Due Incorporation. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as currently being conducted and as described in the Registration Statement, the Prospectus and the Disclosure Package. The Company is duly qualified to transact business and is in good standing as a foreign corporation or other legal entity in each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing or have such power or authority (i) would not have, individually or in the aggregate, a material adverse effect upon, the general affairs, business, operations, prospects, properties, financial condition, or results of operations of the Company, taken as a whole, or (ii) impair in any material respect the power or ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement and the Subscription Agreements, including the issuance and sale of the Securities (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

                    (k) Subsidiaries. The Company has no subsidiaries and does not own any beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity.

                    (l) Due Authorization and Enforceability. The Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and the Escrow Agreement, and to perform and discharge its obligations hereunder and thereunder; and each of this Agreement, the Escrow Agreement and each Subscription Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                    (m) The Securities. The issuance of the Shares has been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement and the Subscription Agreements, will have been duly and validly issued and will be fully paid and nonassessable, will not be subject to any statutory or contractual preemptive rights or other rights to subscribe for or purchase or acquire any shares of Common Stock of the Company, which have not been waived or complied with and will conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. The Warrants conform, or when issued will conform, to the description thereof contained in the Disclosure Package and the Prospectus and have been duly and validly authorized by the Company and upon delivery to the Investors at the Closing Date will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity. The Warrant Shares initially issuable upon exercise of the Warrants have been duly and validly authorized and reserved for issuance by the Company and when issued, delivered and paid for in accordance with the terms thereof, will have been duly and validly issued and will be fully paid and nonassessable and will not be subject to any statutory or contractual preemptive rights or other rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company which have not been waived or complied with.

                    (n) Capitalization. The information set forth under the caption “Capitalization” in the Statutory Prospectus (and any similar sections or information, if any, contained in the Disclosure Package) is fairly presented on a basis consistent with the Company’s financial statements. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption “Description of Capital Stock” (and any similar sections or information, if any, contained in the Disclosure Package). The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase or acquire any securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable for, any capital stock of the Company other than those described in the Prospectus and the Disclosure Package. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Prospectus and the Disclosure Package, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

                    (o) No Conflict. The execution, delivery and performance by the Company of this Agreement, the Subscription Agreements and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale by the Company of the Securities and the issuance of the Warrant Shares upon due exercise of the Warrants in accordance with their terms, will not conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company pursuant to (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which any of them or any of their respective properties may be bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company, or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of their properties or assets.

                    (p) No Consents Required. No approval, authorization, consent or order of or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required in connection with the execution, delivery and performance of this Agreement, the Subscription Agreements and the Escrow Agreement by the Company, the issuance and sale of the Securities and the issuance of the Warrant Shares upon due exercise of the Warrants in accordance with their terms or the consummation by the Company of the transactions contemplated hereby or thereby other than (i) as may be required under the Securities Act, (ii) any necessary qualification of the Securities under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by any Placement Agent, (iii) under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) or (iv) the NASDAQ Capital Market in connection with the distribution of the Securities by any Placement Agent.

                    (q) Preemptive Rights. Except as otherwise described in the Registration Statement, the Prospectus and the Disclosure Package, there are no preemptive rights or other rights (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to subscribe for or to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or any agreement or arrangement between the Company and any of the Company’s stockholders, or to the Company’s knowledge, between or among any of the Company’s stockholders, which grant special rights with respect to any shares of the Company’s capital stock or which in any way affect any stockholder’s ability or right freely to alienate or vote such shares.

                    (r) Registration Rights. Except as otherwise described in the Registration Statement, the Prospectus and the Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to require the Company to register any securities with the Commission.

                    (s) Lock-Up Agreements. The Company has received copies of the executed Lock-Up Agreements, substantially in the form of Exhibit C hereto (the “Lock-Up Agreement”) executed by each person listed on Exhibit D hereto, and such Lock-Up Agreements shall be in full force and effect on the Closing Date.

                    (t) Independent Accountants. Carlin, Charron & Rosen, LLP, whose reports on the consolidated financial statements of the Company are incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, is (i) an independent public accounting firm within the meaning of the Securities Act, (ii) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)), and (iii) to the Company’s knowledge, not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

                    (u) Financial Statements. The financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of the Company as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). There are no other financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package; and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Disclosure Package and the Prospectus; and all disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable, and present fairly the information shown therein and the Company’s basis for using such measures.

                    (v) Absence of Material Changes. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated or incorporated by reference in the Registration Statement, the

Prospectus and the Disclosure Package, there has not been (i) any Material Adverse Effect, (ii) any transaction which is material to the Company, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company, which is material to the Company, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (v) any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt of the Company (other than upon conversion of convertible indebtedness) or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options under the Company’s stock option plans existing on the date hereof) of the Company.

                    (w) Legal Proceedings. There are no legal or governmental actions, suits, claims or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”)) which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein and are not so described therein, or which, singularly or in the aggregate, if resolved adversely to the Company, would reasonably be likely to result in a Material Adverse Effect or prevent or materially and adversely affect the ability of the Company to consummate the transactions contemplated hereby. To the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                    (x) No Violation. The Company is not in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its charter or bylaws (or analogous governing instrument, as applicable) or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company is a party or by which any of them or any of their properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii) above, to the extent any such contravention has been waived or would not result in a Material Adverse Effect.

                    (y) Permits. The Company has made all filings, applications and submissions required by, and owns or possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary to conduct its business as described in the Disclosure Package (collectively, “Permits”), except for such Permits which the failure to obtain would not have a Material Adverse Effect (the “Immaterial Permits”), and is in compliance in all material respects with the terms and conditions of all such Permits other than the Immaterial Permits (the “Required Permits”). All such Required Permits held by the Company are valid and in full force and effect. The Company has not received any notice of any proceedings relating to revocation or modification of, any such Required Permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                    (z) Not an Investment Company. The Company is not or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, will not be (i) required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

                    (aa) No Price Stabilization. Neither the Company nor, to the Company’s knowledge, any of its officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                    (bb) Good Title to Property. The Company has good and valid title to all property (whether real or personal) described in the Registration Statement, the Disclosure Package and the Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests, other encumbrances or defects (collectively, “Liens”), except such as are described in the Registration Statement, the Disclosure Package and the Prospectus and those that would not, individually or in the aggregate materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. All of the property described in the Registration Statement, Disclosure Package and the Prospectus as being held under lease by the Company is held thereby under valid, subsisting and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that, individually or in the aggregate, are not material and do not materially interfere with the use made and proposed to be made of such property by the Company.

                    (cc) Intellectual Property Rights. The Company owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the Disclosure Package and the Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing except for those that could not have a Material Adverse Effect. The Intellectual Property licenses described in the Disclosure Package and the Prospectus are, to the knowledge of the Company, valid, binding upon, and enforceable by or against the parties thereto in accordance to their terms. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. The Company’s businesses as now conducted and as proposed to be conducted, to the knowledge of the Company, do not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person. The Company has not received notice of any material claim against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned by the Company (the “Company Patent Applications”). To the knowledge of the Company, the Company has complied with the PTO’s duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications. The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority. The Company is not aware of any information not called to the attention of the PTO or similar foreign authority that would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any information that would preclude the Company from having clear title to the Company Patent Applications.

                    (dd) No Labor Disputes. No labor problem or dispute with the employees of the Company exists, or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company. The Company has not engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company and (C) no union representation dispute currently existing concerning the employees of the Company and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company.

                    (ee) Taxes. The Company has (i) timely filed all necessary federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and (ii) are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company is contesting in good faith and for which adequate reserves have been provided and reflected in the Company’s financial statements included in the Registration Statement, the Disclosure Package and the Prospectus. The Company does not have any tax deficiency that has been or, to the knowledge of the Company, is reasonably likely to be asserted or threatened against it that would result in a Material Adverse Effect.

                    (ff) ERISA. The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                    (gg) Compliance with Environmental Laws. The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of human health and safety or the environment which are applicable to their businesses (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, result in a Material Adverse Effect.

                    (hh) Insurance. The Company maintains or is covered by insurance provided by recognized, financially sound and reputable institutions with insurance policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                    (ii) Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (jj) Disclosure Controls. The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement; and (iii) such disclosure controls and procedures are effective to perform the functions for which they were established. There are no significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data to management and the Board of Directors of the Company. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                    (kk) Contracts; Off-Balance Sheet Interests. There is no document, contract, permit or instrument, or off-balance sheet transaction (including without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Disclosure Package or to be filed as an exhibit to the Registration Statement or document incorporated by reference therein, which is not described or filed as required. The contracts described in the immediately preceding sentence to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, are enforceable against and by the Company in accordance with the terms thereof and are in full force and effect on the date hereof.

                    (ll) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or any of their affiliates on the other hand, which is required to be described in the Registration Statement, the Disclosure Package and the Prospectus or a document incorporated by reference therein and which has not been so described.

                    (mm) Brokers Fees. Except as disclosed in the Disclosure Package, there are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a valid claim against the Company or any Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities.

                    (nn) Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                    (oo) NASDAQ; Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the NASDAQ Capital Market, and the Company has taken no action designed to, or reasonably likely to have the effect of, termination the registration of the Common Stock under the Exchange Act or delisting the Common

Stock from the NASDAQ Capital Market, nor has the Company received any notification that the Commission or the NASDAQ is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the NASDAQ Capital Market for maintenance of inclusion of the Common Stock thereon. The Company has filed a notification of the listing of the Shares and the Warrant Shares on the NASDAQ Capital Market.

                    (pp) Sarbanes-Oxley Act. The Company, and to its knowledge, all of the Company’s directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

                    (qq) Corporate Records. The minute books of the Company, representing all existing records of all meetings and actions of the board of directors (including, Audit, Compensation and Stock Option, and Nominating Committees) and stockholders of the Company (collectively, the “Corporate Records”) through the date of the latest meeting and action have been made available to the Placement Agents and counsel for the Placement Agents. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions that have been consummated by the Company that are not properly approved and/or recorded in the Corporate Records of the Company.

                    (rr) Foreign Corrupt Practices. Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company has, directly or indirectly, while acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or failed to disclose fully any contribution in violation of law, (ii) made any payment to any federal or state governmental officer or official, o other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                    (ss) Statistical or Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

                    (tt) Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened against the Company.

                    (uu) OFAC. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any affiliate, joint venture partner or other person or entity, which, to the Company’s knowledge, will use such proceeds for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                    (vv) Margin Securities. The Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board;

                    (ww) Rated Securities. At the Time of Sale there were, and as of the Closing Date there will be, no securities of or guaranteed by the Company that are rated by a “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) promulgated under the Act;

                    (xx) FINRA Affiliations. There are no affiliations or associations between (i) any member of the FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater securityholders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the one hundred eightieth (180th) day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus.

                    (yy) Exchange Act Requirements. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act since January 1, 2004, except where the failure to timely file could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

                    (zz) Trading Market. Assuming the accuracy of the representations of the Investors in the Subscription Agreements, no approval of the shareholders of the Company under the rules and regulations of any trading market (including Rule 4350 of the NASDAQ Marketplace Rules) is required for the Company to issue and deliver to the Investors the Securities.

                    (aaa) Clinical Studies. The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company or in which the Company or products or product candidates have participated that are described in the Registration Statement, the Disclosure Package and the Prospectus were and, if still pending, are being conducted in accordance in all material respects with all applicable federal, state or foreign statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA and current Good Laboratory and Good Clinical Practices) and in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific methods. The descriptions in the Registration Statement, the Prospectus and the Disclosure Package of the results of such studies, tests and trials are accurate and complete in all material respects and fairly present the published data derived from such studies, tests and trials. The Company has not received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination, suspension or material modification of such studies, tests or preclinical or clinical trials, which termination, suspension or material modification would reasonably be expected to result in a Material Adverse Effect. No filing or submission to the FDA or any other federal, state or foreign regulatory body, that is intended to be the basis for any approval, contains any material statement or material false information. The Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing their business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies, including those bodies and agencies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, result in a Material Adverse Effect.

          Any certificate signed by any officer of the Company and delivered to each Placement Agent or to counsel for the Placement Agents in connection with the offering of the Securities shall be deemed a representation and warranty by the Company to each Placement Agent and the Investors as to the matters covered thereby.

          3. Covenants. The Company covenants and agrees with each Placement Agent as follows:

                    (a) Reporting Obligations; Exchange Act Compliance. The Company will file: (i) each Preliminary Prospectus and the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act, as applicable, (ii) any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, if applicable, (iii) all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus during the Prospectus Delivery Period, and (iv) furnish copies of each Issuer Free Writing Prospectus, if any, (to the extent not previously delivered) to each Placement Agent prior to 11:00 a.m. Eastern time, on the second business day next succeeding the date of this Agreement in such quantities as each Placement Agent shall reasonably request.

                    (b) Filing of Amendments. The Company will promptly advise each Placement Agent of any proposal to amend or supplement the Registration Statement, the Prospectus or the Disclosure Package until the completion of the purchase and sale of the Securities contemplated herein and will afford each Placement Agent a reasonable opportunity to comment on any such proposed amendment or supplement and to file no such amendment or supplement to which any Placement Agent shall object in writing, which objection shall not be unreasonable; and the Company will also advise such Placement Agent promptly of (i) the filing of any such amendment or supplement, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to any Preliminary Prospectus or for any additional information, (iii) the time and date when any post-effective amendment to the Registration Statement becomes effective, but only during the Prospectus Delivery Period; (iv) receipt by the Company of any notification with respect to any suspension or the approval of the Shares and Warrant Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or the initiation or threatening of any proceeding for such purpose, (v) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (vi) the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                    (c) Continued Compliance with Securities Law. If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will (i) promptly notify each Placement Agent so that any use of the Disclosure Package may cease until it is amended or supplemented and (ii) amend or supplement the Disclosure Package to correct such statements or omission. If, during the Prospectus Delivery Period, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company will (A) promptly notify each Placement Agent of such event and (B) promptly prepare and file with the Commission and furnish, at its own expense, to each Placement Agent and, to the extent applicable, the dealers and any other dealers upon request of each Placement Agent, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                    (d) Issuer Free Writing Prospectuses. The Company will (i) not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless each Placement Agent approves its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of each Placement Agent shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule I hereto and any electronic road show, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in a Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Placement Agent that such Placement Agent otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

                    (e) Final Term Sheet. The Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Securities, in form and substance satisfactory to each Placement Agent, and shall file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433(d)(5)(ii) under the Securities Act prior to the close of business two business days after the date hereof. The Company also consents to the use by each Placement Agent of a free writing prospectus that contains only (i) information describing the preliminary terms of the shares or their offering or (ii) information that describes the final terms of the shares or their offering and that is included in the final term sheet of the Company contemplated in the first sentence of this subsection, it being understood that any such free writing prospectus shall not be an Issuer Free Writing Prospectus for purposes of this Agreement.

                    (f) Conflicting Issuer Free Writing Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify each Placement Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by each Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information.

                    (g) Delivery of Copies. The Company will deliver promptly to each Placement Agent and their counsel such number of the following documents as each Placement Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) copies of any Preliminary Prospectus related to the Securities; (iii) any Issuer Free Writing Prospectus, (iv) during the Prospectus Delivery Period, copies of the Prospectus (or any amendments or supplements thereto); (v) any document incorporated by reference in the Prospectus (other than any such document that is filed with the Commission electronically via EDGAR or any successor system) and (vi) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Securities Act.

                    (h) Blue Sky Laws. The Company will promptly take or cause to be taken, from time to time, such actions as each Placement Agent may reasonably request to qualify the Securities for offering and sale under the state securities, or blue sky, laws of such states or other jurisdictions as such Placement Agent may reasonably request and to maintain such qualifications in effect so long as such Placement Agent may request for the distribution of the Securities, provided, that in no event shall the Company be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction. The Company will advise each Placement Agent promptly of the suspension of the qualification or registration of (or any exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

                    (i) Earnings Statement. As soon as practicable, the Company will make generally available to holders of its securities and deliver to each Placement Agent, an earnings statement of the Company (which need not be audited) covering a period of at least 12 months beginning after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                    (j) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities in the manner set forth in the Registration Statement, the Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

                    (k) Lock-Up Agreements. The Company will cause each of its executive officers and directors whose names are set forth on Exhibit D hereto to furnish to each Placement Agent, on the date hereof, a Lock-Up Agreement, substantially in the form of Exhibit C hereto. The Company will enforce the terms of each Lock-Up Agreement and issue stop transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach or default under the applicable Lock-Up Agreement.

                    (l) Lock-Up Period. Beginning on the date hereof and continuing for a period of 90 days after the date of the Prospectus (the “Lock-Up Period”), the Company will not (i) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (ii) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock except for a registration statement on Form S-8 relating to employee benefit plans or (iii) enter into any swap, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Lead Placement Agent (which consent may be withheld in its sole discretion), other than (i) the Securities to be sold hereunder, (ii) the issuance of restricted Common Stock or options to acquire Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, (iii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement; (iv) the issuance by the Company of any shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement; provided that each recipient of shares pursuant to this clause (iv) agrees that all such shares remain subject to restrictions substantially similar to those contained in this subsection 3(l); or (v) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. Notwithstanding the foregoing, for the purpose of allowing each Placement Agent to comply with NASD Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless each Placement Agent waives, in writing, such extension. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

                    (m) Public Communications. Prior to 9:30 a.m. New York City time on the business day immediately subsequent to the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Lead Placement Agent disclosing the execution of this Agreement, the Subscription Agreements and the transaction contemplated hereby and thereby. Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or the earnings, business, operations or prospects of any of them, or the offering of the Securities (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which each Placement Agent is notified), without the prior written consent of the Lead Placement Agent, unless in the reasonable judgment of the Company and its counsel, and after notification to each Placement Agent, such press release or communication is required by law or applicable stock exchange, in which case the Company shall use its reasonable best efforts to allow the Lead Placement Agent reasonable time to comment on such release or other communication in advance of such issuance.

                    (n) Stabilization. The Company will not take directly or indirectly any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

                    (o) Transfer Agent. The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Shares and Warrant Shares.

                    (p) Listing. The Company shall use its best efforts to cause the Shares and Warrant Shares to be listed for quotation on the NASDAQ Capital Market at the Closing Date and to maintain such listing.

                    (q) Investment Company Act. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act.

                    (r) Sarbanes-Oxley Act. The Company will comply with all effective applicable provisions of the Sarbanes Oxley Act.

                    (s) Periodic Reports. The Company will file with the Commission such periodic and special reports as required by the Securities Act.

                    (t) Reservation of Warrant Shares. The Company shall reserve and keep available at all times a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares.

          4. Costs and Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or reimburse if paid by each Placement Agent all actual and accountable out-of-pocket expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing, filing, delivery and shipping of the Registration Statement, any Issuer Free Writing Prospectus, each Preliminary Prospectus, the Disclosure Package and the Prospectus, and any amendment or supplement to any of the foregoing and the printing and furnishing of copies of each thereof to each Placement Agent and dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares or Warrant Shares and the printing, delivery, and shipping of the certificates representing the Shares or Warrant Shares, (iii) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 3(h), (including the reasonable legal fees and filing fees, and other disbursements of counsel to the Placement Agents in connection therewith), and, if reasonably requested by the Lead Placement Agent, the preparation and printing and furnishing of copies of any blue sky surveys to the Lead Placement Agent and to dealers, (iv) the fees and expenses of any transfer agent or registrar for the Shares or Warrant Shares, (v) any filings required to be made by each Placement Agent or the Company with the FINRA, and the reasonable fees, disbursements and other charges of counsel for the Placement Agents in connection with the FINRA’s review and approval of each Placement Agent’s participation in the offering (including all COBRADesk fees), (vi) fees, disbursements and other charges of counsel to the Company (vii) listing fees, if any, for the listing or quotation of the Shares or Warrant Shares on the NASDAQ Capital Market, (viii) fees and disbursements of the Company’s auditor incurred in delivering the letter(s) described in Section 5(j) of this Agreement, (ix) fees of the Escrow Agent, and (x) the costs and expenses of the Company and each Placement Agent in connection with the marketing of the offering and the sale of the Securities to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the written consent of the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft or other transportation chartered in connection with the road show, in an amount not to exceed $25,000. In addition to the above, the Company shall reimburse each Placement Agent for all actual and accountable fees, disbursements and other charges of counsel to the Placement Agents in an amount not to exceed $150,000.

          5. Conditions of Placement Agents’ Obligations. The obligations of each Placement Agent hereunder and the Investors under the Subscription Agreements are subject to the following conditions:

                    (a) Filings with the Commission. Each Issuer Free Writing Prospectus, if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 3(a) hereof.

                    (b) Abbreviated Registration Statement. If the Company has elected to rely upon Rule 462(b), the registration statement filed under Rule 462(b) shall have become effective under the Securities Act by 8:00 a.m., Washington, D.C. time, on the business day next succeeding the date of this Agreement.

                    (c) No Stop Orders. Prior to the Closing: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or any part thereof shall have been issued under the Securities Act and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, (ii) no order suspending the qualification or registration of the Securities or the Warrant Shares under the securities or blue sky laws of any jurisdiction shall be in effect and (iii) all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Lead Placement Agent. On or prior to the Closing Date, the Registration Statement or any amendment thereof or supplement thereto shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment thereof or supplement thereto shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                    (d) Action Preventing Issuance. No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

                    (e) Objection of the Lead Placement Agent. No Prospectus or amendment or supplement to the Registration Statement shall have been filed to which the Lead Placement Agent shall have objected in writing, which objection shall not be unreasonable.

                    (f) Material Adverse Change. Subsequent to the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package, (i) the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Disclosure Package, (ii) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short–term debt or long–term debt of the Company (other than upon conversion of convertible indebtedness) or any material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company, otherwise than as set forth in the Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (f), is, in the judgment of the Lead Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the Disclosure Package.

                    (g) Representations and Warranties. Each of the representations and warranties of the Company contained herein shall be true and correct when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

                    (h) Opinions of Counsel to the Company. Each Placement Agent shall have received from Gersten Savage LLP, counsel to the Company, such counsel’s written opinion, addressed to each Placement Agent and the Investors and dated the Closing Date, in form and substance as is set forth on Exhibit E attached hereto. Such counsel shall also have furnished to each Placement Agent a written statement (“Negative Assurances”), addressed to each Placement Agent and dated the Closing Date, in form and substance as set forth in Exhibit F attached hereto. Each Placement Agent shall have received from Greenburg Traurig LLP, counsel to the Company, such counsel’s written opinion, addressed to each Placement Agent and the Investors and dated the Closing Date, in form and substance satisfactory to the Placement Agent as to certain intellectual property matters referenced in the Registration Statement.

                    (i) Opinion of Counsel to the Placement Agents. Each Placement Agent shall have received from Stroock & Stroock & Lavan LLP, counsel for the Placement Agents, such opinion or opinions (including Negative Assurances), dated the Closing Date and addressed to each Placement Agent, covering such matters as are customarily covered in transactions of this type.

                    (j) Accountant’s Comfort Letter. On the date hereof, each Placement Agent shall have received a letter dated the date hereof, (the “Comfort Letter”), addressed to each Placement Agent and in form and substance reasonably satisfactory to the Placement Agents and their counsel, from Carlin, Charron & Rosen, LLP, (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 and Statement of Auditing Standard No. 100 (or successor bulletins), in connection with registered public offerings.

                    (k) Bring-Down Letter. On the Closing Date, each Placement Agent shall have received from Carlin, Charron & Rosen, LLP a letter (the “Bring-Down Letter”), dated the Closing Date, addressed to each Placement Agent and in form and substance reasonably satisfactory to the Placement Agents and their counsel, (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Disclosure Package and the Prospectus, as of a date not more than three days prior to the date of the Bring-Down Letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Comfort Letter and (iii) confirming in all material respects the conclusions and findings set forth in the Comfort Letter.

                    (l) Officer’s Certificate. The Lead Placement Agent shall have received on the Closing Date a certificate, addressed to the Lead Placement Agent and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

                              (i) each of the representations, warranties and agreements of the Company in this Agreement were true and correct when originally made and are true and correct as of the Time of Sale and the Closing Date as if made on each such date (except that those representations and warranties that address matters only as of a particular date remain true and correct as of each such date); and the Company has complied with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                              (ii) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Disclosure Package, any material adverse change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company except as set forth in the Prospectus;

                              (iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued, and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall be pending or to their knowledge, threatened by the Commission or any state or regulatory body;

                              (iv) the Registration Statement and each amendment thereto, at the Time of Sale and as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Disclosure Package, as of the Time of Sale and as of the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                              (v) no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement, the Prospectus or the Disclosure Package in order to make the statements therein not untrue or misleading in any material respect.

                    (m) Secretary’s Certificate. On the Closing Date, the Company shall have furnished to the Lead Placement Agent a Secretary’s Certificate of the Company.

                    (n) Lock-Up Agreements. Each executive officer and director of the Company identified on Exhibit D hereto shall have entered into Lock-Up Agreements substantially in the form attached as Exhibit C hereto on or prior to the date hereof, and each such Lock-Up Agreement, or a copy thereof, shall have been delivered to you and shall be in full force and effect at the Time of Sale.

                    (o) The NASDAQ Capital Market. The Shares and Warrant Shares shall have been listed and authorized for trading on the NASDAQ Capital Market, and satisfactory evidence of such actions shall have been provided to the Lead Placement Agent, which shall include verbal confirmations from a member of the NASDAQ staff.

                    (p) Other Filings with the Commission. The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby, including as an exhibit thereto this Agreement and any other documents relating thereto.

                    (q) No FINRA Objection. The Lead Placement Agent shall have not have received any unresolved objection from the FINRA as to the fairness and reasonableness of the amount of compensation allowable or payable to each Placement Agent in connection with the issuance and sale of the Securities.

                    (r) Subscription Agreements. The Company shall have entered into the Subscription Agreements with each of the Investors, and such agreements shall be in full force and effect on the Closing Date.

                    (s) Escrow Agreement. The Company shall have entered into the Escrow Agreement, and such agreement shall be in full force and effect on the Closing Date.

                    (t) Additional Documents. Prior to the Closing Date, the Company shall have furnished to the Lead Placement Agent such further information, certificates or documents as the Lead Placement Agent shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Lead Placement Agent by notice to the Company at any time prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6 and Section 8 hereof shall at all times be effective and shall survive such termination.

          6. Indemnification and Contribution.

                    (a) Indemnification of the Placement Agents. The Company agrees to indemnify, defend and hold harmless each Placement Agent, its directors and officers, any person who controls any Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any losses, claims, damages, expenses or liabilities, joint or several, to which each Placement Agent may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any materials or information provided to Investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any roadshow or investor presentations made to Investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Placement Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability, expense or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by each Placement Agent, specifically for use in the preparation thereof, which information the parties hereto agree is limited to the Placement Agents’ Information.

                    (b) Indemnification of the Company. Each Placement Agent, severally and not jointly, agrees to indemnify, defend and hold harmless the Company against any losses, claims, damages, expenses or liabilities to which the Company may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Placement Agent), insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by each Placement Agent, specifically for use in the preparation thereof, which information the parties hereto agree is limited to the Placement Agents’ Information relating to such Placement Agent, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action. Notwithstanding the provisions of this Section 6(b), in no event shall any indemnity by any Placement Agent under this Section 6(b) exceed the total compensation received by such Placement Agent in accordance with Section 1(b) hereof.

                    (c) Notice and Procedures. If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “Indemnified Party”) in respect of which indemnity may be sought against the Company or any Placement Agent (as applicable, the “Indemnifying

Party”) pursuant to subsection (a) or (b) above, respectively, of this Section 6, such Indemnified Party shall promptly notify such Indemnifying Party in writing of the institution of such Proceeding and such Indemnifying Party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party) and payment of all fees and expenses; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which such Indemnifying Party may have to any Indemnified Party or otherwise, except to the extent the Indemnifying Party has been materially prejudiced by such failure; and provided, further, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under subsection (a) or (b) above. The Indemnified Party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such Proceeding, (ii) the Indemnifying Party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or (iii) such Indemnified Party or parties shall have reasonably concluded upon written advice of counsel that there may be one or more legal defenses available to it or them which are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party or parties, but such Indemnifying Party or parties may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the Indemnified Parties who are parties to such Proceeding). An Indemnifying Party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this Section 6(c), then the Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have fully reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given the Indemnifying Party at least 30 days’ prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Party.

                    (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party under subsections (a) or (b) of this Section 6 or insufficient to hold an Indemnified Party harmless in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified

Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages, liabilities or expenses referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or parties on the one hand and the Indemnified Party or parties on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Placement Agent on the other hand shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the discounts and commissions received by such Placement Agent. The relative fault of the Company on the one hand and such Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by such Placement Agent, on the other hand, and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement, omission act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by a Placement Agent for use in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Placement Agents’ Information relating to that Placement Agent.

                    (e) Allocation. The Company and each Placement Agent agree that it would not be just and equitable if contribution pursuant to subsection (d) above were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of Section 6(d) above. Notwithstanding the provisions of this Section 6(e), no Placement Agent shall be required to contribute any amount in excess of the total commissions received by such Placement Agent in accordance with Section 1(b) less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Placement Agent’s obligations to contribute as provided in this Section 6(e) are several in proportion to the compensation received by each of the Placement Agents in accordance with Section 1(b) hereof and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

                    (f) Representations and Agreements to Survive Delivery. The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have. The indemnity and contribution agreements contained in this Section 6 and the covenants, agreements, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent, any person who controls a Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of any Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Securities. The Company and each Placement Agent agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, the Disclosure Package or the Prospectus.

          7. Information Furnished by Placement Agents. The Company acknowledges that the statements set forth in the paragraph under the heading “Plan of Distribution” in the Prospectus (the “Placement Agents’ Information”) constitute the only information relating to each Placement Agent furnished in writing to the Company by each Placement Agent as such information is referred to in Sections 2 and 6 hereof.

          8.Termination. The Lead Placement Agent shall have the right to terminate this Agreement on behalf of the Placement Agents by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of any Placement Agent to the Company, if (i) prior to delivery and payment for the Securities (A) trading in securities generally shall have been suspended on or by the New York Stock Exchange, the American Stock Exchange, the NASDAQ Capital Market or in the over the counter market (each, a “Trading Market”), (B) trading in the Common Stock of the Company shall have been suspended on any exchange, in the over-the-counter market or by the Commission, (C) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States, (D) there shall have occurred any outbreak or material escalation of hostilities or acts of terrorism involving the United States or there shall have been a declaration by the United States of a national emergency or war, (E) there shall have occurred any other calamity or crisis or any material change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the judgment of the Lead Placement Agent, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus, (ii) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Disclosure Package or incorporated by reference therein, there has been any Material Adverse Effect, (iii) the Company shall have failed, refused or been unable to comply with the terms or perform any agreement or obligation of this Agreement or any Subscription Agreement, other than by reason of a default by any Placement Agent, or (iv) any condition of the Placement Agents’ obligations hereunder is not fulfilled. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4, Section 6, and Section 12 hereof shall at all times be effective notwithstanding such termination.

          9. Notices. All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, and:

                    (a) if to any Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to the Lead Placement Agent as follows:

Canaccord Adams Inc.
535 Madison Avenue
New York, New York 10022,
Attention: David J. Strupp, Jr.
Facsimile No.: 212-849-3938

with a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Attention: Christopher J. Doyle, Esq.
Facsimile No.: 212-806-5400

                    (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to:

Delcath Systems, Inc.
600 Fifth Avenue, 23rd Floor
New York, New York 10020
Attention: Paul M. Feinstein
Facsimile No.: 212-489-2102

with a copy (which shall not constitute notice) to:

Gersten Savage LLP
600 Lexington Avenue
New York, New York 10022
Attention: Arthur S. Marcus, Esq.
Facsimile No.: 212-980-5192

          Any such statements, requests, notices or agreements shall be effective only upon receipt. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

          10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and shall be binding upon each Placement Agent, the Company, and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that (i) the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(a) hereof and the indemnities of each Placement Agent shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(b) hereof and (ii) the Investors are relying on the representations made by the Company under, and are intended third party beneficiaries of, this Agreement. The term “successors and assigns” as herein used shall not include any purchaser of the Securities by reason merely of such purchase.

          11. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof. Except as set forth below, no Proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern

District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Proceeding arising out of or in any way relating to this Agreement is brought by any third party against any Placement Agent. The Company hereby waives all right to trial by jury in any Proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

          12. No Fiduciary Relationship. The Company hereby acknowledges and agrees that:

                    (a) No Other Relationship. The Placement Agents have been retained solely to act as the exclusive placement agents in connection with the offering of the Company’s securities. The Company further acknowledges that each Placement Agent is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that each Placement Agent act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that any Placement Agent may undertake or has undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. Each Placement Agent hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.

                    (b) Arm’s-Length Negotiations. The price of the Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the purchasers and each Placement Agent, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.

                    (c) Absence of Obligation to Disclose. The Company has been advised that each Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that each Placement Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

                    (d) Waiver. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against any Placement Agent with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions and agrees that each Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim to any person asserting a fiduciary duty claim on behalf of the Company, including stockholders, employees or creditors of the Company.

          13. Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

          14. Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

          15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

          16. Research Analyst Independence. The Company acknowledges that each Placement Agent’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Placement Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against any Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Placement Agent’s investment banking divisions. The Company acknowledges that each Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 16 shall relieve any Placement Agent of any responsibility or liability they may otherwise bear in connection with activities in violation of applicable securities laws, rules and regulations.

          17. Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

          18. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          19. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

[Signature Page Follows]

          If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agents, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

DELCATH SYSTEMS, INC.

		By:	/s/ Richard L. Taney

Name: Richard L. Taney
Title: Chief Executive Officer

Accepted as of
the date first above written:

CANACCORD ADAMS INC.

By:	/s/ David J. Strupp, Jr.

Name: David J. Strupp, Jr.
Title: Managing Director

THINKEQUITY PARTNERS LLC

By:	/s/ Jerome Joondeph

Name: Jerome Joondeph
Title: CFO & General Counsel

Schedules and Exhibits

Schedule I:	Issuer Free Writing Prospectuses

Exhibit A:	Form of Subscription Agreement

Exhibit B:	Form of Warrant

Exhibit C:	Form of Lock-Up Agreement

Exhibit D:	List of Directors and Executive Officers Executing Lock-Up Agreements

Exhibit E:	Matters to be Covered in the Opinion of Corporate Counsel to the Company

Exhibit F:	Form of Written Statement of Corporate Counsel to the Company

Exhibit G:	Pricing Information

Schedule I

Issuer Free Writing Prospectuses

Final Term Sheet dated September 18, 2007

Exhibit A

Form of Subscription Agreement

FORM OF SUBSCRIPTION AGREEMENT

Delcath Systems, Inc.
600 Fifth Avenue
23rd Floor
New York, New York 10017

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1. This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Delcath Systems, Inc., a Delaware corporation (the “Company”) and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to 3,833,108 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”) and warrants (the “Warrants” in the form attached hereto as Exhibit B) to purchase up to 1,916,554 shares of Common Stock (the “Warrant Shares”)(such number being 50% of the number of Shares so purchased) for a purchase price of $3.70 per unit (the “Purchase Price”). The Shares and Warrants are referred to collectively herein as the “Securities.” The Investor acknowledges that the Company intends to enter into subscription agreements in substantially the same form as this Agreement with certain other investors. The Investor acknowledges and agrees that there is no minimum offering amount.

3. The offering and sale of the Securities (the “Offering”) is being made pursuant to (a) an effective Registration Statement on Form S-3, initially filed on May 25, 2007 (No. 333-143280) by the Company with the Securities Exchange Commission (the “Commission”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”), which contains the base prospectus dated May 25, 2007 (the “Base Prospectus”), (b) if applicable, certain “free writing prospectus” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended), that have or will be filed with the Commission and delivered to the Investor on or prior to the date hereof, (c) if applicable, a preliminary prospectus supplement to the Base Prospectus (together with the Base Prospectus, the “Statutory Prospectus”), and (d) a final prospectus supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission) along with the Company’s counterpart to this Agreement. The Investor hereby consents to the receipt of the Company’s Prospectus in portable document format, or PDF, via electronic e-mail. The Investor hereby confirms that it has had full access to the Base Prospectus and the Company’s periodic reports and other information incorporated by reference therein, and was able to read, review, download and print such materials.

4. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor (i) such number of shares of Common Stock, and (ii) such number of Warrants as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $3.70 per unit. The Investor acknowledges that the Offering is not a firm commitment underwriting and that there is no minimum offering amount. This offering will not clear directly through the

Placement Agents (as defined below) acting in such capacity. Consequently, the Investor must instruct their individual broker how to settle the transaction.

5. The completion of the purchase and sale of the Securities (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Lead Placement Agent (as defined below), and of which the Investors will be notified in advance by the Placement Agents, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause American Stock Transfer & Trust Company, the Company’s transfer agent, to deliver to the Investor the number of Securities set forth on the Signature Page registered in the name of the Investor, or if so indicated on the Signature Page hereto, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company via Delivery Versus Payment (“DVP”), the provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

6. The Company has entered into a Placement Agency Agreement (the “Placement Agreement”), dated September 18, 2007 with Canaccord Adams Inc. (“Canaccord”) and ThinkEquity Partners LLC (“ThinkEquity” and together with Canaccord, the “Placement Agents”), which will act as the Company’s placement agents with respect to the Offering and receive a fee in connection with the sale of the Securities. Canaccord is acting as the lead placement agent (the “Lead Placement Agent”). The Placement Agreement contains certain representations and warranties of the Company. The Company acknowledges and agrees that the Investor may rely on the representations and warranties made by it to the Placement Agents in Section 2 of the Placement Agreement to the same extent as if such representations and warranties had been incorporated in full herein and made directly to the Investor, which shall be third party beneficiary thereof.

7. The obligations of the Company and the Investor to complete the transactions contemplated by this Agreement shall be subject to the following:

          (a) The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page, and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

          (b) The Investor’s obligation to purchase the Securities will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, and to the condition that the Lead Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase of the Securities by any or all of the other Investors that they have agreed to purchase from the Company.

8. The Company hereby makes the following representations, warranties and covenants to the Investor:

          (a) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

          (b) The Company shall (i) before the opening of trading on The NASDAQ Capital Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. Upon the issuance of the press release described in the immediately preceding sentence, the Investor will not be in receipt of any material, non-public information provided to it by the Company, its officers or directors. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by law or the rules and regulations of any self-regulatory organization which the Company or its securities are subject.

          (c) If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares. The Company shall use best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Warrant Shares effective during the term of the Warrants.

          (d) The Company will file with the Commission the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that are specified under Sections 13 and 15(d) of the Exchange Act within the time periods specified therein or in the relevant forms.

          (e) The Company will not give the Investor any material non-public information without the prior written consent of the Investor.

9. The Investor hereby makes the following representations, warranties and covenants to the Company:

          (a) The Investor represents that (i) it has had full access to the Base Prospectus and the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Agreement, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, and (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

          (b) The Investor represents and warrants to, and covenants with, the Company that (i) the Investor has answered all questions on the Signature Page for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (ii) the Investor, in connection with its decision to purchase the number of Securities set forth on the Signature Page, is relying only upon the General Disclosure Package (as defined below) and the representations and warranties of the Company contained herein.

          (c) (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

          (d) The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

          (e) The making, execution and performance of this Agreement by the Investor and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of such Investor, as applicable, or (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over such Investor or its properties, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on such Investor’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

          (f) The Investor will maintain the confidentiality of all information acquired as a result of the transactions contemplated herein prior to the public disclosure of that information by the Company. Notwithstanding the foregoing, other than the existence and terms of this financing, the Investor is not in possession of any material, non-public information pertaining to the Company.

          (g) Neither the Investor nor any person or entity acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the earlier to occur of (i) the time that the Investor was first contacted by a Placement Agent or the Company with respect to the transactions contemplated hereby and (ii) the date that is the fifth (5th) trading day prior to the date of this Agreement. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps, “put equivalent positions” (as such term is defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location or reservation of borrowable shares of the Company’s securities). The Investor covenants that neither it, nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

          (h) The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, Financial Industry Regulatory Authority (“FINRA”) member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

          (i) The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Statutory Prospectus, the documents incorporated by reference therein, and any free writing prospectus (collectively, the “General Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

          (j) The Investor acknowledges that no offer by the Investor to buy Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of the Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or a Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. Any indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

          (k) The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

10. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Investor upon exercise of the Warrant shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates (as such term is defined in the Warrant) and any other Persons (as such term is defined in the Warrant) whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

11. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor. The Placement Agents shall be third party beneficiaries with respect to representations, warranties and agreements of the Investor in Section 9 hereof.

12. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

13. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

14. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

16. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Securities to such Investor.

17. In the event that the Placement Agreement is terminated by the Lead Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

18. This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

INVESTOR SIGNATURE PAGE

Number of Shares:

Number of Warrants:

(such number to be equal to 50% of the number of Shares being purchased by the Investor)

Purchase Price Per Unit: $3.70

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: September 18, 2007

INVESTOR

By:

Print Name:

Title:

Name that Securities are to be registered:

Mailing Address:

Taxpayer Identification Number:

Manner of Settlement: DVP (see Exhibit A for explanation and instructions)

Agreed and Accepted this 18th day of September 2007:

DELCATH SYSTEMS, INC.

By:

Name:
Title:

Sales of the Securities purchased hereunder were made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

Exhibit A

TO BE COMPLETED BY INVESTOR

SETTLING VIA DVP

Delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth on the Signature Page of the Agreement to which this Exhibit A is attached and released by American Stock Transfer & Trust Company, the Company’s transfer agent, to the Investor at the Closing directly to the account(s) at the Placement Agents identified by the Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE AGREEMENT TO WHICH THIS EXHIBIT A IS ATTACHED BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY THE PLACEMENT AGENT OF THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)

CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR.

If the Shares are to be further credited to an account held elsewhere than at the Placement Agents, please complete the information requested below in order to facilitate such further credit:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

Address for Notice and Delivery of Warrants

Facsimile:

Attention:

Exhibit B

Form of Warrant

Form of Warrant

          THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SECTION 3 HEREOF.

DELCATH SYSTEMS, INC.

WARRANT

Warrant No. _____	Original Issue Date: September __, 2007
(“Issue Date”)

          DELCATH SYSTEMS, INC., a Delaware corporation (the “Company”), hereby certifies that, for value received, __________ or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of ________ shares of common stock, $0.01 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $4.53 per share (as adjusted from time to time as provided herein, the “Exercise Price”), at any time and from time to time on or after the date occurring six months after the Closing Date (the “Trigger Date”) and through and including September __, 2012 (the “Expiration Date”), and subject to the following terms and conditions:

          This Warrant is one of a series of warrants issued pursuant to those certain Subscription Agreements, each dated September 18, 2007, by and between the Company and each of the purchasers identified therein (the “Subscription Agreements”). All such warrants are referred to herein, collectively, as the “Warrants.” The original issuance of the Warrants by the Company pursuant to the Subscription Agreements has been registered pursuant to a Registration Statement on Form S-3 (File No. 333-143280) (together with any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act, the “Registration Statement”).

          1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Subscription Agreements.

          “Affiliate” of a person means a person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

          “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

          “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          “Trading Day” means any day on which trading of the Common Stock occurs on the applicable Trading Market.

          “Trading Market” means the NASDAQ Capital Market or, if the Company’s Common Stock is not then listed on the NASDAQ Capital Market, then such exchange or quotation system on which the Common Stock then primarily trades.

          “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the applicable Trading Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 15(b) hereof. All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

          2. List of Warrant Holders. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder from time to time). The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          3. List of Transfers; Restrictions on Transfer.

                    (a) This Warrant and the Warrant Shares are subject to the restrictions on transfer set forth in this Section 3.

                    (b) The Company shall register any such transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the

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acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant.

                    (c) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

          4. Exercise and Duration of Warrants.

                    (a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 hereof at any time and from time to time on or after the Trigger Date and through and including the Expiration Date. Subject to Section 11 hereof, at 5:00 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding. In addition, if cashless exercise would be permitted under Section 10(b) hereof, then all or part of this Warrant may be exercised by the registered Holder utilizing such cashless exercise provisions at any time, or from time to time, on or after the Trigger Date and through and including the Expiration Date.

                    (b) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), completed and duly signed, and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised. The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

          5. Delivery of Warrant Shares.

                    (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if the Registration Statement is not then effective and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder or an Affiliate of the Holder, it shall deliver to the Company on the Exercise

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Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless the Registration Statement is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) under the Securities Act. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares can be issued without restrictive legends, the Company shall, upon the written request of the Holder, use its best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through the Depository Trust and Clearing Corporation or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust and Clearing Corporation.

                    (b) If by the close of the third Trading Day after delivery of an Exercise Notice, duly completed and executed by the Holder, the Company fails to deliver to the Holder a certificate representing the required number of Warrant Shares in the manner required pursuant to Section 5(a) hereof, and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request, and in the Holder’s sole discretion, either (i) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares, times (B) the closing bid price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

                    (c) To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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          6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

          7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

          8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9 hereof). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

          9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

                    (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such

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dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

                    (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

                    (c) Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the shareholders of the Company as of immediately prior to the transaction own less than a majority of the outstanding stock of the surviving entity, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, the Company or any successor entity shall pay at the Holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the Fundamental Transaction, an amount of cash equal to the value of this Warrant as determined in accordance with the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. using (i) a price per share of Common Stock equal to the VWAP of the Common Stock for the Trading Day immediately preceding the date of consummation of the applicable Fundamental Transaction, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant

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as of the date of consummation of the applicable Fundamental Transaction and (iii) an expected volatility equal to the 100 day volatility obtained from the “HVT” function on Bloomberg L.P. determined as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous to a Fundamental Transaction.

                    (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

                    (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                    (f) Adjustment upon issuance of shares of Common Stock. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time if and whenever on or after the Issue Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of determining the adjusted Exercise Price under this Section 9(f), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 9(f)(i), the “lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common

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Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 9(f)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 9(f), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, then the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 9(f)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 9(f) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

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(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Weighted Average Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vi) If the Company has not obtained shareholder approval that may be required under applicable law, rules or regulations, then the Company may not issue upon exercise of this Warrant a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued upon prior exercise of this or any other Warrant issued pursuant to the Subscription Agreements, would exceed 3,719,814, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Issue Date (such number of shares,

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the “Issuable Maximum”). The holder hereof and the holders of the other Warrants issued pursuant to the Subscription Agreements shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the Holder’s original aggregate Purchase Price by (y) the aggregate original aggregate Purchase Price of all holders pursuant to the Subscription Agreements. In addition, the Holder may allocate its pro-rata portion of the Issuable Maximum among Warrants held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a purchaser no longer holds any Warrants and the amount of shares issued to such purchaser pursuant to its Warrants was less than such purchaser’s pro-rata share of the Issuable Maximum. This provision shall only limit the number of Warrant Shares issuable hereunder, not the Exercise Price which shall have no limit or floor on adjustments.

(vii) For purposes of this Section 9(f), the following shall not be deemed issuances of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or any options, warrants or other rights to acquire shares of Common Stock: options exercisable for shares of Common Stock issued pursuant to any duly adopted stock option plan of the Company including the Company’s 2000 Stock Option Plan, 2001 Stock Option Plan and 2004 Stock Incentive Plan.

                    (g) Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Issue Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issue Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 9(g) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                    (h) Other Events. If any event occurs of the type contemplated by the provisions of this Section 9 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 9(h) will increase the Exercise Price then in effect or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 9.

                    (i) De Minimis Adjustments. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in such price; provided, however, that any adjustment which by reason of this Section 9(i) is not required to be made shall be carried forward and taken into account in any subsequent adjustments under this Section 9. All calculations under this Section 9 shall be made by the Company in good faith

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and shall be made to the nearest cent or to the nearest one hundredth of a share, as applicable. No adjustment need be made for a change in the par value or no par value of the Company’s Common Stock.

                    (j) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the American Stock Transfer & Trust Company, the transfer agent of the Company.

                    (k) Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least 10 Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all reasonable steps to give Holder the practical opportunity to exercise this Warrant prior to such time; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

          10. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

                    (a) Cash Exercise. The Holder may deliver immediately available funds; or

                    (b) Cashless Exercise. If an Exercise Notice is delivered at a time when the Registration Statement (or, in lieu thereof, a resale registration statement on Form S-3 covering the resale of the Warrant Shares) is not then effective, then the Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X	=	Y [(A-B)/A]

where

X	=	the number of Warrant Shares to be issued to the Holder

Y	=	the number of Warrant Shares with respect to which this Warrant is being exercised

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A	=	the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B		the Exercise Price.

          For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

          If, but only if, at any time after the Trigger Date there is no effective Registration Statement registering the Warrant Shares, the Company shall use its best efforts to file a new Registration Statement on Form S-3 pursuant to General Instruction I.B.4(a)(3) (including compliance with General Instruction I.B.4(b) and I.B.4(c) as required thereby) registering the Warrant Shares issuable upon exercise of the Warrant.

          11. Limitations on Exercise.

                    (a) Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this Section 11(a) and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this Section 11(a). The Company’s obligation to issue shares of Common Stock in excess of the limitation referred to in this Section 11(a) shall be suspended (and, except as provided below, shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation; provided, that, if, as of 5:00 p.m., New York City time, on the Expiration Date, the Company has not received written notice that the shares of Common Stock may be issued in compliance with such limitation, the Company’s obligation to issue such shares shall terminate. This provision shall not restrict the number of shares of Common Stock that a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 hereof. By written notice to the Company, the Holder may waive the provisions of this Section 11(a) but any such waiver will not be effective until the 61st day after such notice is delivered to the Company, nor will any such waiver effect any other Holder. This provision shall not apply to Holders who, together with Affiliates, as of the Closing Date beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated

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thereunder) in excess of 5% of the total number of issued and outstanding shares of Common Stock.

                    (b) Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this Section 11(b) and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this Section 11(b). The Company’s obligation to issue shares of Common Stock in excess of the limitation referred to in this Section 11(b) shall be suspended (and, except as provided below, shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation; provided, that, if, as of 5:00 p.m., New York City time, on the Expiration Date, the Company has not received written notice that the shares of Common Stock may be issued in compliance with such limitation, the Company’s obligation to issue such shares shall terminate. This provision shall not restrict the number of shares of Common Stock that a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 hereof. By written notice to the Company, the Holder may waive the provisions of this Section 11(b) but any such waiver will not be effective until the 61st day after such notice is delivered to the Company, nor will any such waiver effect any other Holder. This provision shall not apply to Holders who, together with Affiliates, as of the Closing Date beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) in excess of 10% of the total number of issued and outstanding shares of Common Stock.

          12. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by the applicable Trading Market on the Exercise Date.

          13. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 at or prior to 5:00 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 on a day that is not a Trading Day or later than 5:00 p.m.

13

(New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices or communications shall be: (a) if to the Company, to Delcath Systems, Inc., 600 Fifth Avenue, 23rd Floor, New York, New York 10017, Attention: Chief Executive Officer, Facsimile No.: (212) 489-2102 (or such other address as the Company shall indicate in writing in accordance with this Section 13) or (b) if to the Holder, to the address or facsimile number appearing on the Warrant Register (or such other address as the Company shall indicate in writing in accordance with this Section 13).

          14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

          15. Miscellaneous.

                    (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

                    (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by

14

applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

                    (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                    (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                    (e) Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

15

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

DELCATH SYSTEMS, INC.

By:

Name: Richard L. Taney
Title: Chief Executive Officer

16

EXERCISE NOTICE

DELCATH SYSTEMS, INC.

WARRANT NO. ___DATED SEPTEMBER __, 2007

Ladies and Gentlemen:

(1) The undersigned hereby elects to exercise the above-referenced Warrant with respect to ____________ shares of Common Stock. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	Cash Exercise under Section 10(a)

☐	Cashless Exercise under Section 10(b)

(3) If the Holder has elected a Cash Exercise, the holder shall pay the sum of $___to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the Holder the number of Warrant Shares determined in accordance with the terms of the Warrant.

(5) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.

HOLDER:

(Print name)

By:

Title:

WARRANT ORIGINALLY ISSUED SEPTEMBER __, 2007
WARRANT NO. ____

FORM OF ASSIGNMENT

To be completed and signed only upon transfer of Warrant

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________ the right represented by the within Warrant to purchase __________ shares of Common Stock to which the within Warrant relates and appoints __________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:	TRANSFEROR:

(Print Name)

By:

Title:

TRANSFEREE:

(Print Name)

(Address of Transferee)

In the presence of:

Exhibit C

Form of Lock-Up Agreement

FORM OF LOCKUP AGREEMENT

September 18, 2007

Canaccord Adams Inc.
535 Madison Avenue
New York, New York 10022

ThinkEquity Partners LLC
31 West 52nd Street
Suite 1700
New York, New York 10022

Ladies and Gentlemen:

          The undersigned understands that you, as Placement Agents, propose to enter into the Placement Agency Agreement (the “Placement Agreement”) with Delcath Systems, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agreement.

          In consideration of the foregoing, and in order to induce you to participate in the Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the Representative’s prior written consent (which consent may be withheld in the Representative’s sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the date 90 days after the date of the final prospectus (including the final prospectus supplement) to be used in confirming the sale of the Shares, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement (other than a registration statement on Form S-8 or any successor form) with the Securities and Exchange Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock, or (4) publicly announce an intention to effect any transaction specific in clause (1), (2) or (3) above.

          Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with the Representative’s prior written consent or (iv) effected pursuant to any exchange of “underwater” options with the Company, (b) the acquisition or exercise of any stock option issued pursuant to the Company’s existing stock option plan or employee stock purchase plan, including any exercise effected by the delivery of shares of Common Stock of the Company held by the undersigned, or (c) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. None of the restrictions set forth in this Lock-Up Agreement shall apply to Common Stock acquired in open market transactions.

          For the purpose of allowing you to comply with FINRA Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Representative waives, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. In furtherance of the foregoing, the Company, and any duly appointed transfer agent or depositary for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

          The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the shares of Common Stock even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such shares of Common Stock.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

          The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar or depositary against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

          The undersigned understands that, if the Placement Agreement does not become effective, or if the Placement Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

          This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly your,

Name:
Address:

Exhibit D

List of Directors and Executive Officers
Executing Lock-Up Agreements

Richard Taney
Paul M. Feinstein
Seymour Fein
Harold S. Koplewicz, M.D.
Robert B. Ladd
Jonathan J. Lewis, M.D., Ph.D.
Laura A. Philips, M.D.

Exhibit E

Matters To Be Covered In The
Opinion Of Counsel To The Company

Exhibit F

Form of Written Statement of
Corporate Counsel to the Company

Exhibit G

Pricing Information

Number of Shares to be Sold: 3,833,108

Number of Warrants to be Sold: 1,916,554

Offering Price: $3.70 per unit

Aggregate Placement Agency Fees: $850,949.98

Estimated Net Proceeds to the Company (before transaction expenses): $13,331,549.62